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                                                                      Exhibit 21

                             TELEFLEX INCORPORATED
                                  SUBSIDIARIES

                                                                   JURISDICTION
SUBSIDIARY                                                          OF INCORP.           PARENT                           PERCENTAGE
----------                                                          ----------           ------                           ----------
1950 Williams Drive, LLC                                           Delaware        TFX Equities                           100
4045181 Canada Inc.                                                Ontario         Teleflex Holding Company               100
Advanced Thermodynamics Inc.                                       Ontario         Teleflex Holding Company               100
Access Medical S.A.                                                France          TFX International S.A.                 100
AeroForge Corporation                                              Indiana         TFX Equities                           100
Air Cargo Equipment Corporation                                    Delaware        Telair (CA)                            100
Airfoil Management Company                                         Delaware        TFX Equities                           100
Airfoil Management Limited                                         UK              Sermatech (U.K.) Limited               100
Airfoil Technologies International LLC                             Delaware        TFX Equities                           51 (1)
Airfoil Technologies Singapore PTE LTD                             Singapore       Airfoil Technologies Internat'l        100
American General Aircraft Holding Co., Inc.                        Delaware        Teleflex                               74
Astraflex Limited                                                  UK              TFX Group Ltd.                         100
Aunic Engineering Limited                                          UK              Sermatech (U.K.) Limited               100
Autogas Techniek Holland B.V.                                      Netherlands     United Parts Group, B.V.               100
Aviation Product Support, Inc.                                     Delaware        Airfoil Technologies Internat'l        60 (2)
Bavaria Cargo Technologie GmbH                                     Germany         Telair International GmbH              100
Capro de Mexico, S.A. de C.V.                                      Mexico          TFX International Corp.                99.99(3)
Capro Inc.                                                         Texas           Teleflex                               100
Capro-Casiraghi S.r.l.                                             Italy           Capro                                  80 (4)
CCT De'Couper Industries, Inc.                                     Michigan        Comcorp Technologies, Inc.             100
CCT Plymouth Stamping Company                                      Michigan        Comcorp Technologies, Inc.             100
CCT Thomas Die & Stamping, Inc.                                    Michigan        CCT De'Couper Industries, Inc.         100
Cepco Precision Company of Canada, Inc.                            Canada          Sermatech Engineering                  100
Cetrek Engineering Ltd.                                            UK              Cetrek Ltd.                            100
Cetrek Limited                                                     UK              TFX International Ltd.                 100
Chemtronics International Ltd.                                     UK              Sermatech (U.K.) Limited               100
Claes Johansson Automotive AB                                      Sweden          Teleflex                               30 (5)
Claes Johansson Components AB                                      Sweden          Claes Johansson Automotive AB          100
Comcorp Inc.                                                       Michigan        Teleflex                               100
Comcorp Technologies, Inc.                                         Michigan        Teleflex                               100
Comfort Pedals, Inc.                                               Michigan        Comcorp, Inc.                          100
Compart Automotive B.V.                                            The Netherlands United Parts Group N.V.                100
Entech, Inc.                                                       New Jersey      TFX Equities                           100
Franklin Medical Ltd.                                              UK              TFX Group Ltd.                         100
G-Tel Aviation Limited                                             UK              Sermatech (U.K.) Limited               50
Gamut Technology, Inc.                                             Texas           Capro                                  100
Gas-Path Technology, Inc.                                          Delaware        Teleflex                               100
Gator-Gard Incorporated                                            Delaware        Sermatech                              100
GFI Control Systems, Inc.                                          Ontario         Telelfex Holding Company               100
Inmed (Malaysia) Holdings Sdn. Berhad                              Malaysia        Willy Rusch AG                         100
Inmed Acquisition, Inc.                                            Delaware        Teleflex                               100
Inmed Corporation (6)                                              Georgia         Teleflex                               100
Inmed Corporation (U.K.) Ltd.                                      UK              TFX Group Ltd.                         100
Intelligent Applications Limited                                   UK              TFX Group Ltd.                         100
Kordial S.A.                                                       France          TFX International S.A.                 100
Lehr Precision, Inc.                                               Ohio            Teleflex                               100
Lipac Liebinzeller Verpackungs-GmbH                                Germany         Willy Rusch AG                         100
Mal Tool & Engineering Limited                                     UK              TFX Group Ltd.                         100
McKechnie Engineered Plastics Limited and                          UK              Teleflex Incorporated                  100
  McKechnie Vehicle Components USA, Inc.                           Delaware        Teleflex Incorporated                  100
Meddig Medizintechnik Vertriebs-GmbH                               Germany         Rusch G B                              87.5
Medical Service Vertriebs-GmbH                                     Germany         Willy Rusch AG                         100
Mediland Rusch Care S.r.l.                                         Italy           Rusch Italia S.A.R.L.                  100
Megatech Electro Inc.                                              Ontario         TFX Holding LP                         100
Morse Controls Limited                                             UK              Teleflex UK Limited                    100
Morse Controls (N.Z.) Limited                                      New Zealand     Morse Controls Pty. Ltd.               100
Morse Controls S.L. Spain                                          Spain           TFX Equities                           100
Norland Plastics Company                                           Delaware        TFX Equities                           100
Phosphor Products Co. Limited                                      UK              TFX International Ltd.                 100
Pilling Weck Chiurgische Produkte GmbH                             Germany         TFX Holding GmbH                       100
Pilling Weck Incorporated                                          Delaware        Teleflex                               100
Pilling Weck Incorporated                                          Pennsylvania    Teleflex                               100
Pilling Weck (Asia) PTE Ltd. (7)                                   Singapore       Pilling Weck (PA)                      99.99
Pilling Weck (Canada)Ltd.                                          Canada          Teleflex Holding Company               100
Pilling Weck Canada L.P.                                           Canada          TFX Holding L.P.                       99.9 (8)
Pilling Weck n.v.                                                  Belgium         TFX International S.A.                 100
Primaklimat AB                                                     Sweden          Claes Johansson Components AB          100
Productos Aereos, S.A. de C.V.                                     Mexico          Telair International (CA)              99.99 (9)
Rigel Compasses Limited                                            UK              TFX International Ltd.                 100
RMH Controls Limited                                               UK              Morse Controls Limited                 100
Rusch Asia Pacific Sdn. Berhad                                     Malaysia        Inmed (Malaysia) Holdings              100
Rusch AVT Medical Private Limited                                  India           TFX Equities                           74
Rusch (UK) Ltd.                                                    UK              TFX Group Ltd.                         100
Rusch Austria Ges.mbH                                              Austria         Teleflex Holding GmbH (Austria)        100
Rusch France S.A.R.L.                                              France          Rusch G B                              100

                             TELEFLEX INCORPORATED
                                  SUBSIDIARIES

                                                                   JURISDICTION
SUBSIDIARY                                                          OF INCORP.           PARENT                           PERCENTAGE
----------                                                          ----------           ------                           ----------
Rusch Hospital (10)                                                Germany         Willy Rusch AG                         100
Rusch Hospital S.r.l.                                              Italy           Rusch Italia S.A.R.L.                  100
Rusch Italia S.A.R.L.                                              Italy           Willy Rusch AG                         100
Rusch Manufacturing (UK) Ltd.                                      UK              TFX Group Ltd.                         100
Rusch Manufacturing Sdn. Berhad                                    Malaysia        Inmed (Malaysia) Holdings              96.5
Rusch Medical, S.A. (11)                                           France          TFX International S.A.                 100
Rusch Mexico, S.A. de C.V.                                         Mexico          Teleflex                               99 (12)
Rusch Sdn. Berhad                                                  Malaysia        Inmed (Malaysia) Holdings              96.5
Rusch Uruguay Ltda.                                                Uruguay         Rusch G B                              60
Rusch-Pilling Limited                                              Canada          Teleflex Holding Canada LP             100
Rusch-Pilling S.A.                                                 France          TFX International S.A.                 100
S. Asferg Hospitalsartikler ApS                                    Denmark         Teleflex                               100
Scandinavian Bellyloading Internat'l, Inc.                         California      Teleflex                               100
Sermatech (Canada) Ltd.                                            Canada          Teleflex Holding Company               100
Sermatech de Mexico s. de R.L. de C.V.                             Mexico          TFX Equities                           99.97(13)
Sermatech Engineering Group, Inc.                                  Delaware        Teleflex                               100
Sermatech Gas-Path (Asia) Ltd.                                     Thailand        Sermatech                              100
Sermatech (Germany) GmbH                                           Germany         TFX Holding GmbH                       100
Sermatech International Incorporated                               PA              Teleflex                               100
Sermatech Korea, Ltd.                                              Korea           Sermatech                              51(14)
Sermatech-Mal Tool SARL                                            France          TFX International S.A.                 100(15)
Sermatech Power Solutions L.P.                                     Canada          TFX Holding L.P.                       99.9(16)
Sermatech Private Limited                                          India           Sermatech International, Inc.          64 (17)
Sermatech Repair Services Limited                                  UK              Airfoil Technologies Internat'l        60 (18)
Sermatech-Tourolle S.A.                                            France          TFX International S.A.                 100
Sermatech (U.K.) Limited                                           UK              TFX Group Ltd.                         100
SermeTel Technical Services (STS) GmbH                             Germany         TFX Holding GmbH                       100
Sierra International Inc.                                          Illinois        TFX Equities                           100
Simal S.A.                                                         Belgium         TFX International S.A.                 100
Southwest Wire Rope (South Dakota), Inc.                           South Dakota    Capro Inc.                             100
SSI Surgical Services, Inc. (19)                                   New York        TFX Equities                           85
Technology Holding Company                                         Delaware        TFX Equities                           100
Technology Holding Company II                                      Delaware        Technology Holding Company III         100
Technology Holding Company III                                     Delaware        Techsonic Industries, Inc.             66 (20)
Techsonic Industries, Inc.                                         Alabama         Teleflex                               100
Telair International AB                                            Sweden          Telair International GmbH              100(21)
Telair International GmbH                                          Germany         TFX Holding GmbH                       100
Telair International Incorporated(22)                              California      Teleflex                               100
Telair International Incorporated                                  Delaware        Teleflex                               100
Telair International Services GmbH (23)                            Germany         Bavaria Cargo Technologie              100
Telair International Services PTE LTD                              Singapore       Telair (CA)                            70.5 (24)
Teleflex (Canada) Limited                                          Canada(B.C.)    Teleflex Holding Company               100
Teleflex Automotive (Co-Partnership)                               Michigan        Teleflex                               99 (25)
Teleflex Automotive Germany GmbH (26)                              Germany         UPDC Systems (Holding) GmbH            100
Teleflex Automotive de Mexico S.A. de C.V.                         Mexico          TFX Equities                           99.9 (27)
Teleflex Automotive Manufacturing
  Corporation                                                      Delaware        Teleflex                               100
Teleflex do Brasil S.A.                                            Brasil          TFX Equities                           100
Teleflex Canada L.P.                                               Canada          TFX Holding L.P.                       99.9(28)
Telelfex Fluid Systems (Europe) BV                                 Netherlands     United Parts Group N.V.                100
Teleflex Fluid Systems (Europe) SA                                 Spain           Teleflex Holding GmbH (Austria)        100
Teleflex Fluid Systems, Inc.                                       Connecticut     Teleflex                               100
Teleflex Fluid Systems (UK) Limited                                UK              Teleflex Machine Products, Inc.        100
Teleflex Funding Corporation                                       Delaware        Teleflex Incorporated                  40 (29)
TeleflexGFI Control Systems, Inc.                                  Delaware        Teleflex Incorporated                  100(30)
TeleflexGFI Control Systems L.P.                                   Canada          TFX Holding L.P.                       99.9(31)
Teleflex Holding Company                                           Canada          TFX North America Inc.                 100
Teleflex Holding GmbH (Austria)                                    Austria         Teleflex Incorporated                  55.1(32)
Teleflex Industries Limited                                        UK              Teleflex UK Limited                    100
Teleflex Limited                                                   UK              Teleflex Industries Limited            100
Teleflex Machine Products, Inc.                                    Delaware        Teleflex Fluid                         100
Teleflex - Morse GmbH                                              Germany         TFX Holding GmbH                       100
Teleflex Morse Limited                                             UK              Teleflex Industries Limited            100
Teleflex-Morse (N.Z.) Limited                                      New Zealand     Morse Controls Pty. Ltd.               100
Teleflex Morse Pte. Ltd.                                           Singapore       Pilling Weck Asia Pte. Ltd.            100
Teleflex Morse PTY Limited                                         Australia       Morse Controls Limited                 100
Teleflex Morse Stockholm AB (formerly Morse
    Controls AB)                                                   Sweden          Teleflex Industries Limited            100
Teleflex UK Limited                                                UK              TFX Group Ltd.                         100
TFX Automotive LTD (33)                                            UK              TFX Group Ltd.                         100
TFX Engineering Ltd.                                               Bermuda         Teleflex Holding GmbH (Austria)        100
TFX Equities Incorporated                                          Delaware        Teleflex                               100
TFX Financial Services (UK)                                        UK              TFX Engineering Ltd. (Bermuda)         100
TFX Foreign Sales Corporation                                      Barbados        TFX International Corp.                100
TFX Group Limited                                                  UK              Teleflex Holding GmbH (Austria)        100
TFX Holding L.P.                                                   Canada          Teleflex Holding Company                90(34)
TFX Holding GmbH                                                   Germany         Teleflex Holding GmbH (Austria)        100
TFX International Corporation                                      Delaware        Teleflex                               100
TFX International Limited                                          UK              TFX Group Ltd.                         100

                             TELEFLEX INCORPORATED
                                  SUBSIDIARIES

                                                                   JURISDICTION
SUBSIDIARY                                                          OF INCORP.           PARENT                           PERCENTAGE
----------                                                          ----------           ------                           ----------
TFX International S. A.                                            France          Teleflex                               100
TFX Marine Incorporated                                            Delaware        Teleflex                               100
TFX Medical Incorporated                                           Delaware        Teleflex                               100
TFX North America, Inc.                                            Delaware        Teleflex                               96 (35)
TFX Medical Wire Products, Inc.                                    Delaware        TFX Equities                           100
TFX Scandinavia AB (36)                                            Sweden          Teleflex                               100
The ISPA Company                                                   Maryland        Sermatech                              100
Top Surgical GmbH                                                  Germany         PW Chiurgische Produkte GmbH           100
Turbine Technology Services Corporation                            New York        Sermatech                              100
United Parts Driver's Control Systems AB                           Sweden          Telair International GmbH              100
United Parts Driver Control Systems B.V.                           The Netherlands United Parts Group N.V.                100
United Parts Driver Control Systems (UK) Ltd.                      UK              TFX Group Ltd.                         100
United Parts Driver Control Systems (Holding) GmbH                 Germany         United Parts Group N.V.                94 (37)
United Parts de Mexico SA de CV                                    Mexico          United Parts Group N.V.                99.998(38)
United Parts France S.A.                                           France          TFX International S.A.                 100
United Parts Group B.V.                                            The Netherlands Telair International GmbH              100
United Parts FHS Automobile Systeme GmbH                           Germany         UPDC Systems (Holding) GmbH            99.9 (39)
United Parts s.a.                                                  France          TFX International s.a.                 100
United Parts Slovakia sro                                          Slovakia        UPDC Systems BV                        100
Victor Huber GmbH                                                  Germany         Teleflex                               100
Weck Closure Systems LLC                                           Delaware        Pilling Weck Incorporated (DE)         100
Willy Rusch AG                                                     Germany         TFX Holding GmbH                       100
Willy Rusch Grundstucks und
 Beteiligungs AG + Co KG ("Rusch G B")                             Germany         Willy Rusch AG                         99.8 (40)

1.    49% owned by General Electric Company.

2.    40% owned by TFX Equities.

3.    One share (.002%) is owned by TFX Equities.

4.    20% owned by Alberto Casiraghi.

5. 60.59% owned by On-Invest AB, 8.01% owned by Wirab Innovation AB, 1.40% owned by Thomas Lojdquist (see On-Invest Agreement).

6.    Trades under name "Rusch Inc."

7. Formerly Rusch-Pilling (Asia) PTE LTD. -- 13 shares owned by Eric Cheong Pak Koon, 27 shares owned by Jim Yoncheck.

8.    .1% owned by Pilling Weck (Canada) Ltd.

9.    .01% owned by Air Cargo Equipment Corporation

10.   Formerly Asid Bonz GmbH.

11.   Formerly Europe Medical, S.A.

12.   1% owned by Rusch Inc.

13.   .03% owned by TFX International Corporation

14.   49% owned by Aerospace Industries Ltd.

15.   Formerly Mal Tool & Engineering SARL.

16.   .1% owned by Sermatech (Canada) Ltd.

17.   26% owned by AVT; 10% owned by ATTS

18.   40% owned by TFX Equities.

19.   Formerly Medical Sterilization, Inc.

20.   34% owned by ten other subsidiary companies.

21.   Formerly Scandinavian Bellyloading Co. AB

22.   Formerly The Talley Corporation. Trades under name "Teleflex Control
      Systems."

23.   Formerly Telair Cargo Electronic Systems GmbH.

24.   29.5% owned by TPA PTE LTD & Mr. Chan.

25.   1% owned by TFX Equities

26. New name for merger of former companies, United Parts Automotive Engineering GmbH and United Parts Germany GmbH

27.   One share (.1%) is owned by TFX International Corporation.

28.   .1% owned by Teleflex (Canada) Limited

29.   60% owned by GSS Holding, Inc.

30.   Formerly GFI-USA, Inc.

31.   .1% owned by TeleflexGFI Control Systems, Inc.

32. 17.5% owned by TFX International Corporation, 10.1% by Inmed Corporation, 7.6% by TFX Equities Incorporated, 6% by Telair International Incorporated (DE), and 3.7% by Sermatech International Incorporated.

33.   Formerly S.J. Clark (Cables) Limited. Trades under name "Clarks Cables."

34. 5% owned by TeleflexGFI Control Systems, Inc.; 5% owned by Teleflex (Canada) Limited.

35.   Teleflex owns 100% of voting stock: non-voting stock held by Pilling Weck
      (PA) 56.75 shares; Sermatech International 157.73 shares

36.   Formerly TX Controls AB.

37.   6% owned by Compart Automotive B.V.

38.   0.002% owned by Compart Automotive B.V.

39.   0.1% owned by Arminium Treuhand.

40.   Two shares (.2%) owned by Inmed Corporation